UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2017

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

14269 N. 87th Street, #205 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective October 1, 2017, Zoned Properties, Inc. (the “Company”) entered into a third amendment to commercial lease (the “Amendment”) with C3C3 Group, LLC (“C3C3”) and Alan Abrams, and Zoned Arizona Properties, LLC (“Zoned Arizona”). Pursuant to the terms of the Amendment, the leased property was expanded and the monthly rental rate was increased, such that the monthly rent for the premises will be as follows:

August 1, 2015 – July 31, 2016	-	$13,500.00
August 1, 2016 – January 31, 2017	-	$13,500.00
February 1, 2017 – October 30, 2017	-	$25,500.00
November 1, 2017 – March 31, 2018	-	$30,500.00
April 1, 2018 – July 31, 2018	-	$35,500.00
August 1, 2018 – July 31, 2019	-	$45,500.00
August 1, 2019 – July 31, 2020	-	$55,500.00
August 1, 2020 – July 31, 2021	-	$58,275.00
August 1, 2021 – July 31, 2022	-	$61,188.75
August 1, 2022 – July 31, 2023	-	$64,248.19
August 1, 2023 – July 31, 2024	-	$67,460.60

C3C3 is owned by Mr. Abrams, a significant stockholder of the Company. Christopher Carra, a significant stockholder of the Company, is president of C3C3.

The foregoing description of the Amendment is not a complete description of all of the parties’ rights and obligations under the Amendment and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 3, 2017, the Company issued a press release regarding certain business updates, including entry into the Amendment. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website is not a part of this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this current report on Form 8-K.

Exhibit No.	Description
10.1	Third Amendment to Commercial Lease by and between Zoned Properties, Inc., C3C3 Group, LLC and Alan Abrams, and Zoned Arizona Properties, LLC, dated as of October 1, 2017.
99.1	Press release of Zoned Properties, Inc. dated October 3, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: October 3, 2017	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer

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